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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)                  March 21, 2001


                         Provident Financial Group, Inc.

             (Exact name of registrant as specified in its charter)


         Ohio                             1-8019                  31-0982792

(State or other jurisdiction             (Commission            (IRS Employer
      of incorporation)                  File Number)        Identification No.)

One East Fourth Street, Cincinnati, Ohio                          45202
(Address of principal executive offices)                         Zip Code


Registrant's telephone number, including area code  (513) 579-2000
                                                   ---------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         On March 21, 2001, Provident Financial Group, Inc., an Ohio corporation (the "Company"), entered into an Underwriting Agreement relating to the sale of 5,000,000 9.45% Trust Preferred Securities of Provident Capital Trust IV (plus up to an additional 750,000 9.45% Trust Preferred Securities to cover over-allotments) under a registration statement on Form S-3 (No. 333-93603) (the "Registration Statement). This Current Report on Form 8-K is being filed for the purpose of filing certain exhibits to the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  1        Underwriting Agreement

                  8        Opinion of Keating, Muething & Klekamp, P.L.L.
                           regarding tax matters

                  12.1 Computation of Ratios of Earnings to Fixed Charges (incorporated by reference into the Company's Form 10-K for the year ended December 31, 2000)

                  12.2 Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends (incorporated by reference into the Company's Form 10-K for the year ended December 31, 2000)

                  23.4 Consent of Keating, Muething & Klekamp, P.L.L. (included in Exhibit 8)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PROVIDENT FINANCIAL GROUP, INC.



Date: March 22, 2001                     By: /s/ Mark E. Magee
                                            ------------------------------------
                                                    Mark E. Magee
                                              Vice President and Secretary